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                                                                    EXHIBIT 10.6

$150,000.00                                   Redwood City, CA
April 22, 1999

FOR VALUE RECEIVED, the undersigned Joseph Affholter ("EMPLOYEE") and Roxanne Affholter, husband and wife, (BORROWER) hereby promise to pay to Maxygen, Inc., ("LENDER") at 515 Galveston Drive, Redwood City, CA 94063 (or at such other address as the holder of this NOTE may designate by notice to BORROWER), or order, in lawful money of the United States of America, the sum of One Hundred Fifty Thousand Dollars ($150,000.00), as set forth below.

1.   Definitions.

     a.   "CODE" shall mean the Internal Revenue Code of 1986, as amended.

     b. "APPLICABLE FEDERAL RATE" shall mean the monthly long-term applicable Federal rate (as defined in the CODE) as the date of the occurrence of the predecessors of this restated NOTE.

     c. "PRINCIPAL RESIDENCE" shall mean the personal residence purchased and used by BORROWER as a residence within the meaning of Section 217 of the CODE and the Regulation thereunder, which PRINCIPAL RESIDENCE is described in the Deed of Trust attached hereto as Exhibit A.

     d.   "DUE DATE" shall mean the earliest of any of the following:

          (i) the sale, conveyance, alienation, or other transfer by BORROWER of the PRINCIPAL RESIDENCE, whether voluntary or involuntary, by act of law or otherwise, except to a living trust of which BORROWER is the trustee;

          (ii) the refinancing of any loan secured by a deed of trust on the PRINCIPAL RESIDENCE senior to the Deed of Trust securing BORROWER's obligation pursuant to this NOTE;

          (iii) one year after the TERMINATION OF EMPLOYMENT of BORROWER;

          (iv) any change that removes BORROWER as a holder of record of title to the PRINCIPAL RESIDENCE, except as otherwise provided herein;

          (v) April 1, 2003, with respect to $72,500 of the principal, and March 30, 2004 with respect to $77,500 of the principal, provided that if BORROWER is unable to repay this NOTE at such times, LENDER in its discretion shall consider extending the DUE DATE; or

          (vi) such earlier date as may be required by LENDER upon acceleration of the DUE DATE in accordance with Section 5 of this NOTE.
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Affholter Promissory Note
April 22, 1999


     e. "TERMINATION OF EMPLOYMENT" shall mean the voluntary or involuntary termination of BORROWER's employment relationship with LENDER for any reason or no reason, with or without cause, including the death of BORROWER.

2.   Payments.

     a. Interest on the unpaid principal balance of this NOTE shall accrue at 5.70% with respect to $72,500 of the principal, which is the APPLICABLE FEDERAL RATE thereon, compounded annually, commencing May 1, 1998, and at 4.83% with respect to $77,500 of the principal, which is the APPLICABLE FEDERAL RATE thereon, compounded annually, commencing March 31, 1999.

     b. Subject to Section 11 of this NOTE, no payment of principal or interest shall be due and payable until the DUE DATE, at which time all accrued interest on the principal balance of this NOTE shall be due and payable.

     c. All payments shall be applied first against accrued interest, and secondly against principal.

3.   Prepayment.

     BORROWER may prepay all or any portion of this NOTE and the accrued interest without penalty or acceleration of the DUE DATE of this NOTE.

4.   Security/Insurance.

     This NOTE shall be secured by a Deed of Trust on the BORROWER's PRINCIPAL RESIDENCE which is identified in said Deed of Trust and which is attached hereto as EXHIBIT A. BORROWER shall maintain reasonable and customary insurance on the PRINCIPAL RESIDENCE, in an amount sufficient to cover any senior debt and all amounts payable on this NOTE. BORROWER shall provide proof of insurance to LENDER upon request and shall name LENDER as an additional insured on the foregoing insurance.

5.   Acceleration of DUE DATE.

The entire unpaid principal balance of this NOTE and accrued interest thereon shall, at the election of the LENDER, become immediately due and payable upon the occurrence of any of the following, irrespective of the DUE DATE as otherwise defined in this NOTE:

     a. Any failure on the part of the BORROWER to make any payment when the same is due;

     b. Any failure on the part of the BORROWER (i) to perform or observe any of its obligations under the deed of trust securing this NOTE, and (ii) to commence and proceed diligently to cure such default within fifteen days after written notice thereof is given by LENDER, and in any event to cure such default within thirty days after the date on which such notice is given;


Maxygen, Inc.                                                 Confidential

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Affholter Promissory Note
April 22, 1999

     c. The destruction or condemnation of the real property subject to the Deed of Trust or any material portion thereof;

     d. The real property subject to the Deed of Trust is no longer BORROWER's PRINCIPAL RESIDENCE; or

     e. If there is entered against BORROWER an order for relief under Title 11 of the United States Code (Bankruptcy).

6.   Collection Costs Borne by BORROWER.

In the event of any failure on the part of BORROWER to make any payment when the same is due, LENDER shall be entitled to recover from BORROWER all costs of effecting collection of the same, including reasonable attorneys' fees. Unpaid principal and interest subject to collection shall bear interest at the maximum rate allowed under California law for nonexempt lenders.

7.   Certification of BORROWER

BORROWER warrants that BORROWER shall immediately notify LENDER if any of the following occurs:

     (i) the sale, conveyance, alienation, or other transfer by BORROWER of the PRINCIPAL RESIDENCE, whether voluntary or involuntary, by act of law or otherwise, except to a living trust of which BORROWER is the trustee; or

     (ii) the refinancing of any loan secured by a deed of trust on the PRINCIPAL RESIDENCE senior to the Deed of Trust securing BORROWER's obligation pursuant to this NOTE;

     (iii) any other change that removes BORROWER as a holder of record of title to the PRINCIPAL, RESIDENCE; or

     (iv) Any default under any deed of trust that is senior to the Deed of Trust securing BORROWER's obligation to LENDER hereunder.

BORROWER also warrants that on the annual anniversary date of this NOTE and on each subsequent anniversary date, BORROWER shall also deliver to LENDER a written confirmation that none of the events listed immediately above has occurred. BORROWER further certifies that BORROWER reasonably expects to itemize deductions for each year during which this loan is outstanding.

8.   Termination.

The obligations of BORROWER hereunder shall terminate upon the earliest of (i) foreclosure of the lien of the Deed of Trust or mortgage securing this NOTE, or 00 cancellation of this NOTE and reconveyance of the Deed of Trust securing same.

9.   Governing Law.

Maxygen, Inc.                                                 Confidential

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Affholter Promissory Note
April 22, 1999

The NOTE shall be enforced in accordance with the laws of the State of California and shall be construed in accordance therewith notwithstanding California's, or any other jurisdiction's, choice of law principles.

10.  Successors.

This NOTE shall be binding upon and shall inure to the benefit of the parties hereto and their respective representatives, heirs, administrators, successors and assigns.

11.  Forgiveness of Accrued Interest.

So long as EMPLOYEE shall remain an employee in good standing of LENDER, as determined in LENDER's sole discretion, interest on the unpaid balance of this NOTE shall be forgiven on an annual basis. BORROWER will be responsible for annual taxes on the forgiven interest.

Maxygen, Inc.                                                 Confidential

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Affholter Promissory Note
April 22, 1999

Effective as of the date set forth above.



/s/ Joseph A. Affholter
------------------------
Joseph Affholter

Date       4/26/99
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/s/ Roxanne B. Affholter
------------------------
Roxanne Affholter

Date       4/26/99
     -------------------

Maxygen, Inc.                                                 Confidential